UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2010

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (423)743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFT 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFT 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFT 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17CFT 240.13c-4(c))

ITEM 1.01

Published as Exhibit 99.1 is NN Inc.'s press release dated March 9, 2010 announcing that it has amended its two credit facilities.  The existing facilities were previously amended and restated as of March 13, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 1.01, is not considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or future filings of NN, Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit:

Exhibit Number  Description of Exhibit

10.1    Amendment No. 2 to Amended and Restated Credit Agreement as of March 5, 2010.

10.2    Second Amendment to Second Amended and Restated  Note Purchase Agreement and Shelf Agreement as of March 5, 2010.

99.1    Press Release of NN, Inc. dated March 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: March 10, 2010	By:	/s/ William C. Kelly, Jr.
Name : William C. Kelly, Jr.
Title : Vice President and Chief Administrative Officer